Exhibit 10

SANDERSON FARMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of October 29, 2014, among Sanderson Farms, Inc., a Mississippi corporation, the Banks party hereto, and BMO Harris Bank N.A., as Agent for the Banks, (“Agent”).

PRELIMINARY STATEMENTS

A. The Company, the several financial institutions from time to time party thereto, and the Agent are parties to a Credit Agreement dated as of October 24, 2013 (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Company has requested that the Required Banks amend the Credit Agreement, and the Required Banks are willing to do so on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS.

Upon satisfaction of all of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended to read as follows:

1.1. Section 7.11 of the Credit Agreement shall be amended to read as follows:

Section 7.11. Capital Expenditures. (a) The Company will not, and will not permit any Subsidiary to, spend or be obligated to spend during any fiscal year for capital expenditures (as defined and classified in accordance with generally accepted accounting principles as, with respect to the definition and classifications of operating leases, existing on the date of this Credit Agreement, consistently applied, including without limitation any such capital expenditures in respect of Capitalized Leases but excluding any acquisition permitted by Section 7.14(d) which might constitute such a capital expenditure and the capital expenditures permitted by clause (b) below) in an aggregate amount for the Company and its Subsidiaries in excess of $65,000,000 for the Company’s fiscal year ending October 31, 2013 and $75,000,000 for each fiscal year of the Company thereafter, plus in each case up to $15,000,000 (the “Carryover Amount”) permitted to be spent in the preceding fiscal year but not actually spent therein. For purposes of this Section, any capital expenditures made in any fiscal year shall be applied first to the Carryover Amount, if any, available during such fiscal year.

(b) The Company will not, and will not permit any Subsidiary to, spend or be obligated to spend capital expenditures (as defined and classified in accordance with generally accepted accounting principles consistently applied) in connection with the construction of (i) the New Processing Complex located in Palestine, Texas in excess of $155,000,000 during the term of this Agreement, and (ii) any other New Processing Complex, in excess of $140,000,000 with respect to each such New Processing Complex during the term of this Agreement.

2. CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1. The Company and the Required Banks shall have executed this Amendment.

2.2. Each Guarantor Subsidiary shall have executed the Guarantors’ Acknowledgment attached hereto.

3. REPRESENTATIONS AND WARRANTIES.

3.1. Each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct.

3.2. The Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder or shall result after giving effect to this Amendment.

4. MISCELLANEOUS.

4.1. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Revolving Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Revolving Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGES TO FOLLOW]

This Amendment is entered into as of the date and year first above written.

SANDERSON FARMS, INC.

By	/s/ D. Michael Cockrell
	Its	Treasurer and Chief Financial Officer

Accepted and agreed to as of the date and year first above written.

BMO HARRIS BANK N.A., as Agent and an L/C Issuer

By	/s/ Andre Bonakdar
	Its	Director

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

“LENDERS”

BMO HARRIS FINANCING, INC.

By	/s/ Andre Bonakdar
	Its	Director

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

AGFIRST FARM CREDIT BANK

By	/s/ Matthew H. Jeffords
	Its	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

FARM CREDIT BANK OF TEXAS

By	/s/ Alan Robinson
	Its	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

FARM CREDIT SERVICES OF AMERICA, PCA

By	/s/ Bruce Dean
	Its	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

REGIONS BANK

By	/s/ Stanley A. Herren
	Its	Senior Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

BANK OF THE WEST

By	/s/ Trevor Svoboda
	Its	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

1ST FARM CREDIT SERVICES, PCA

By	/s/ Lee Fuchs
	Its	Vice President, Capital Markets Group

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

AGSTAR FINANCIAL SERVICES, PCA

By	/s/ Graham Dee
	Its	AVP Capital Markets

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

FARM CREDIT MID-AMERICA, PCA

By	/s/ Matthew Dixon
	Its	Credit Officer-Capital Markets

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

UNITED FCS, PCA d/b/a FCS COMMERCIAL FINANCE GROUP

By	/s/ Lisa Caswell
	Its	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

NORTHWEST FARM CREDIT SERVICES, PCA

By	/s/ Candy Boswell
	Its	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

TRUSTMARK NATIONAL BANK

By	/s/ William H. Edwards
	Its	Senior Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA

By	/s/ Curtis Flammini
	Its	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Michael N. Ryno
	Its	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

AMERICAN AGCREDIT, PCA

By	/s/ Bradley K. Leafgren
	Its	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

FARM CREDIT WEST, PCA

By	/s/ Robert Stornetta
	Its	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

GUARANTORS’ ACKNOWLEDGMENT

The undersigned, each of which has executed and delivered to the Banks a Guaranty Agreement dated as of October 24, 2013 (the “Guaranty Agreement”), hereby acknowledges the amendment of the Credit Agreement as set forth above and agrees that all of the Company’s indebtedness, obligations and liabilities to the Banks and the Agent under the Credit Agreement, as amended by the foregoing Amendment, and the Notes is and shall continue to be entitled to the benefits of said Guaranty Agreement. The undersigned further agree that the Acknowledgment or consent of the undersigned to any further amendments of the Credit Agreement shall not be required as a result of this Acknowledgment having been obtained, except to the extent, if any, required by the Guaranty Agreement.

Dated as of October 29, 2014.

SANDERSON FARMS, INC. (FOODS DIVISION)

By	/s/ D. Michael Cockrell
	Its	Treasurer and Chief Financial Officer

SANDERSON FARMS, INC. (PRODUCTION DIVISION)

By	/s/ D. Michael Cockrell
	Its	Treasurer and Chief Financial Officer

SANDERSON FARMS, INC. (PROCESSING DIVISION)

By	/s/ D. Michael Cockrell
	Its	Treasurer and Chief Financial Officer